Exhibit 24

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ DAVID A. BIRD
----------------------
David A. Bird
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


April 18, 2006

/s/ DANNY L. HALE
----------------------
Danny L. Hale
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ EDWARD M. LIDDY
----------------------
Edward M. Liddy
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ JOHN C. LOUNDS
----------------------
John C. Lounds
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ SAMUEL H. PILCH
----------------------
Samuel H. Pilch
Group Vice President and Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ JOHN C. PINTOZZI
----------------------
John C. Pintozzi
Director, Senior Vice President and Chief Financial Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ ERIC A. SIMONSON
----------------------
Eric A. Simonson
Director, Senior Vice President and Chief Investment Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ KEVIN R. SLAWIN
----------------------
Kevin R. Slawin
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



The undersigned director of Allstate Life Insurance Company constitutes and appoints John C. Pintozzi and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ CASEY J. SYLLA
----------------------
Casey J. Sylla
Director, Chairman of the Board and President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and 333-100068
of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ MICHAEL J. VELOTTA
----------------------
Michael J. Velotta
Director, Senior Vice President, General Counsel and Secretary

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


April 18, 2006

/s/ DOUGLAS B. WELCH
----------------------
Douglas B. Welch
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-123847, 333-105331, 333-132994, 333-102319, 333-121811 and
333-100068 of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


April 18, 2006

/s/ THOMAS J. WILSON, II
----------------------
Thomas J. Wilson, II
Director